EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of RxBazaar, Inc. (the "Company") on Form 10-QSB for the period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, C. Robert Cusick, Chairman and Chief Executive Officer, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act, that:

(1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ C. Robert Cusick
------------------------------------
C. Robert Cusick
Chairman and Chief Executive Officer


November 14, 2003



     A signed original of this written statement required by Section 906 has been provided to RxBazaar, Inc. and will be retained by RxBazaar, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.